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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2026

FULGENT GENETICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37894	81-2621304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4399 Santa Anita Avenue El Monte, California	91731
(Address of Principal Executive Offices)	(Zip Code)

(626) 350-0537

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FLGT	The Nasdaq Stock Market (Nasdaq Global Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The disclosure set forth under Item 2.01 of this Current Report on Form 8-K relating to the Lease and Lease Assignment (each as defined in Item 2.01 of this Current Report on Form 8-K) is incorporated by reference into this Item 1.01.

Item 2.01 Completion of Acquisition or Disposition of Assets.

Purchase and Sale Agreement

As previously disclosed in the Current Report on Form 8-K filed on December 22, 2025, (the “Prior Form 8-K”), on December 20, 2025, Inform Diagnostics, Inc. (the “Buyer”), a wholly owned subsidiary of Fulgent Genetics, Inc. (the “Company”), entered into a Purchase and Sale Agreement (the “PSA”) with Bako Pathology LP, Bako Pathology Holdings Corp., BPA Holding Corp. (the “Seller”), Dermatopathology Experts, LLC (“StrataDx”), and Fulgent Therapeutics, LLC (solely for purposes of Section 11.16 (and Article XI as it relates to Section 11.16) of the PSA), pursuant to which Seller, among other things, agreed to sell and Buyer agreed to purchase, all of the issued and outstanding equity interests of StrataDx, for a base purchase price of $12.5 million in cash, subject to certain customary price adjustments.

On March 17, 2026, the transactions contemplated by the PSA were completed (the “PSA Closing”). Pursuant to the PSA, Buyer paid purchase price of approximately $13.5 million in cash (subject to certain post-closing adjustments as set forth in the PSA). At the PSA Closing, Buyer paid certain indebtedness and transaction expenses on behalf of Seller, funded an escrow account to secure post-closing purchase price adjustments, and paid the remaining estimated closing consideration to Seller in cash.

The PSA contained customary representations and warranties, covenants, and other terms which were described in the Prior Form 8-K.

Asset Purchase Agreement

As previously disclosed in the Prior Form 8-K, on December 20, 2025, Buyer entered into an Asset Purchase Agreement (the “APA”) with Bako Pathology LP (“Sellers’ Representative”), Bako Pathology Holdings Corp., BPA Holding Corp., Bakotic Pathology Associates, L.L.C. (“Bakotic Pathology Associates”), Podceuticals L.L.C., GBRL Consulting, LLC (collectively with Sellers’ Representative, the “Sellers”), and Fulgent Therapeutics, LLC (solely for purposes of Section 11.16 (and Article XI as it relates to Section 11.16) of the APA), pursuant to which Sellers, among other things, agreed to sell and Buyer agreed to purchase and assume, substantially all of the assets and certain specified liabilities related to Sellers’ business in dermatopathology and podiatric pathology and molecular diagnostic services and therapeutic products, for a base purchase price of $43.0 million in cash, subject to certain customary price adjustments.

On March 17, 2026, the transactions contemplated by the APA were completed (the “APA Closing”). Pursuant to the APA, Buyer paid purchase price of approximately $43.4 million in cash (subject to certain post-closing adjustments as set forth in the APA). At the APA Closing, Buyer paid certain indebtedness and transaction expenses on behalf of Sellers, funded an escrow account to secure post-closing purchase price adjustments, and paid the remaining estimated closing consideration to Sellers in cash.

The APA contained customary representations and warranties, covenants, and other terms which were described in the Prior Form 8-K.

The foregoing descriptions of the PSA and APA and related transactions do not purport to be complete and are qualified in their entirety by reference to the PSA and APA, which are filed as Exhibits 2.1 and 2.2, respectively, to the Prior Form 8-K and this Current Report on Form 8-K, and are incorporated herein by reference.

Assignment and Assumption of Lease – Alpharetta Property

Additionally, in connection with the APA Closing, the Buyer and Bakotic Pathology Associates entered into an Assignment and Assumption of Lease (the “Lease Assignment”), dated March 17, 2026, pursuant to which Bakotic Pathology Associates assigned to the Buyer a Commercial Lease Agreement, dated July 21, 2015, as amended on January 11, 2016, and September 23, 2024, ( the “Lease”) for approximately 29,099 square feet of laboratory and office space located at 6240 Shiloh Road, Alpharetta, GA 30005. The initial lease term commenced on August 1, 2015, and will terminate on July 31, 2032. The Lease provides for an annual base rent of $15.54 per square foot starting August 1, 2025, and increases by 2% each lease year. Pursuant to the Lease, the tenant is responsible for operating expenses in addition to base rent, including insurance premiums, taxes, utilities, and other expenses. Under the terms of the Lease Assignment, the Buyer assumed all of Bakotic Pathology Associates’ rights and obligations under the Lease.

Item 7.01 Regulation FD Disclosure.

On March 17, 2026, the Company and Consonance Capital Partners issued a joint press release announcing the PSA Closing and the APA Closing. A copy of the press release is attached to this report as Exhibit 99.1.

The information in Item 7.01, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any registration statement or other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

Any financial statements that may be required to be filed under Item 9.01(a) of this Current Report on Form 8-K will be filed by amendment to this Current Report on Form 8-K within the time period required to be filed by Item 9.01 of Form 8-K.

(b) Pro Forma Financial Information.

Any pro forma financial information that may be required to be filed under Item 9.01(b) of this Current Report on Form 8-K will be filed by amendment to this Current Report on Form 8-K within the time period required by Item 9.01 of Form 8-K.

(d) Exhibits.

Exhibit No.	Description
2.1*

Purchase and Sale Agreement, dated December 20, 2025, by and among Bako Pathology LP, Bako Pathology Holdings Corp., BPA Holding Corp., Dermatopathology Experts, LLC, Fulgent Therapeutics, LLC, and Inform Diagnostics, Inc. (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on December 22,2025)

2.2*

Asset Purchase Agreement, dated December 20, 2025, by and among Bako Pathology LP, Bako Pathology Holdings Corp., BPA Holding Corp., Bakotic Pathology Associates, L.L.C., Podceuticals L.L.C., GBRL Consulting, LLC, Fulgent Therapeutics, LLC, and Inform Diagnostics, Inc. (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on December 22,2025)

99.1	Press Release dated March 17, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain exhibits and schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company hereby undertakes to furnish supplemental copies of any of the omitted exhibits or schedules upon request by the Securities and Exchange Commission; provided, that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any exhibits or schedules so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 17, 2026	FULGENT GENETICS, INC.

	By:	/s/ Paul Kim
	Name:	Paul Kim
	Title:	Chief Financial Officer